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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 21, 2001



                          SPALDING HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                       333-14569              59-2439656
(State or other jurisdiction of          (Commission          (I.R.S. Employer
Incorporation or Organization)          File Number)         Identification No.)


425 MEADOW STREET, CHICOPEE, MASSACHUSETTS                               01013
 (Address of principal executive offices)                             (Zip code)


       Registrant's telephone number, including area code: (413) 536-1200
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ITEM 5. OTHER EVENTS

Spalding Holdings Corporation issued a press release dated May 15, 2001 to report financial results for the fiscal quarter ended March 31, 2001 ("2001 First Quarter").

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following is filed as an Exhibit to this Report

                  Exhibit No.       Description of Exhibit
                  99.1              Press release announcing 2001 First Quarter Results

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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   Spalding Holdings Corporation
                                   (Registrant)

                                   By: /s/ Daniel S. Frey
                                       -----------------------------------------
                                           Daniel Frey
                                           Chief Financial Officer
                                           (an officer and authorized signatory)

Date: May 21, 2001